UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2012

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 0-16035

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2012, the Board of Directors of Sono-Tek Corporation appointed R. Stephen Harshbarger as President. Mr. Harshbarger is 44 years old and joined Sono-Tek in 1993. Before becoming President, Mr. Harshbarger had been Executive Vice President of Sono-Tek since August 2011. Prior to assuming that position, he served as Sales Engineer, World Wide Sales and Marketing Manager, VP Sales & Marketing, VP & Director of Electronics and Advanced Energy (E&AE). He has 17 years of experience in ultrasonic coating equipment for the electronics, medical device and advanced energy industries. He is a graduate of Bentley University, with a major in Finance and a minor in Marketing. Mr. Harbarger’s total compensation for this position is $200,000 per annum.

On August 23, 2012, the Board of Directors appointed Joseph Riemer, Vice President-Food Business Development. Dr. Riemer formerly held the position of President. His total compensation for this position is $75,000 per annum plus a commission on sales he generates.

Item 5.07: Submission of Matters to a Vote of Security Holders.

The following matters were voted upon at the Company’s annual meeting of shareholders held on August 23, 2012:

1.	The election of four (4) directors of the Company to serve until the Company’s 2014 annual meeting of shareholders.

	For	Against
Edward J. Handler	5,600,101	120,689
Eric Haskell	5,092,668	628,122
Donald F. Mowbray	5,607,101	113,689
Samuel Schwartz	5,579,601	141,189
There were no broker non-votes.

Christopher L. Coccio, Joseph Riemer and Philip Strasburg, who were not standing for re-election, continued to serve as Directors following the annual meeting.

2.	The ratification of Sherb & Co., LLP, as the Company’s independent auditors for the fiscal year ending February 29, 2013.

For 10,815,058: Against 64,739: Abstained 27,756.

There were no broker non-votes.

Item 7.01: Regulation FD Disclosure.

On August 24, 2012, the Company issued a press release regarding comments made by Christopher L. Coccio at the Company's annual meeting of shareholders held on August 23, 2012 in the form of the attached exhibit 99.1.

On August 27, 2012, the Company issued a press release regarding the restructuring of its senior management in the form of the attached exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

99.1	Press Release dated August 24, 2012.
99.2	Press Release dated August 27, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By:     /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

August 27, 2012